SCHEDULE F
TO THE DISTRIBUTION AGREEMENT

CDSC Classes
(Class C Shares)
(Amended as of June 14, 2007)

Name of the Fund

Money Market Funds

Current Name	Prior Name

JPMorgan Prime Money Market Fund — Class C Shares	JPMorgan Prime Money Market Fund — Class C Shares
JPMorgan Liquid Assets Money Market Fund — Class C Shares	One Group Prime Money Market Fund — Class C Shares
JPMorgan U.S. Treasury Plus Money Market Fund — Class C Shares	One Group U.S. Treasury Securities Money Market Fund — Class C Shares

Equity Funds

Current Name	Prior Name

JPMorgan Capital Growth Fund — Class C Shares	JPMorgan Capital Growth Fund — Class C Shares
JPMorgan Diversified Fund — Class C Shares	JPMorgan Diversified Fund — Class C Shares
JPMorgan Dynamic Small Cap Growth Fund — Class C Shares (to be renamed as of 6/29/07)	JPMorgan Dynamic Small Cap Fund — Class C Shares
JPMorgan Emerging Markets Equity Fund — Class C Shares	N/A
JPMorgan International Equity Fund — Class C Shares	JPMorgan Fleming International Equity Fund — Class C Shares
JPMorgan Intrepid European Fund — Class C Shares	JPMorgan Fleming Intrepid European Fund — Class C Shares
JPMorgan Growth Advantage Fund — Class C Shares	JPMorgan Mid Cap Growth Fund — Class C Shares
JPMorgan Growth and Income Fund — Class C Shares	JPMorgan Growth and Income Fund — Class C Shares
JPMorgan International Opportunities Fund — Class C Shares	N/A
JPMorgan International Value Fund — Class C Shares	N/A
JPMorgan Intrepid America Fund — Class C Shares	JPMorgan Intrepid America Fund — Class C Shares
JPMorgan Intrepid Growth Fund — Class C Shares	JPMorgan Intrepid Growth Fund — Class C Shares
JPMorgan Intrepid Multi Cap Fund — Class C Shares	JPMorgan Intrepid Investor Fund — Class C Shares and JPMorgan Intrepid Contrarian Fund — Class C Shares (name effective until 4/10/06)
JPMorgan Intrepid International Fund — Class C Shares	JPMorgan Tax Aware International Opportunities Fund — Class C Shares
JPMorgan Intrepid Value Fund — Class C Shares	JPMorgan Intrepid Value Fund — Class C Shares
JPMorgan Japan Fund — Class C Shares	N/A
JPMorgan Mid Cap Value Fund — Class C Shares	JPMorgan Mid Cap Value Fund — Class C Shares
JPMorgan Small Cap Equity Fund — Class C Shares	JPMorgan Small Cap Equity Fund — Class C Shares
JPMorgan Tax Aware U.S. Equity Fund — Class C Shares	JPMorgan Tax Aware U.S. Equity Fund — Class C Shares
JPMorgan U.S. Equity Fund — Class C Shares — Class C Shares	JPMorgan U.S. Equity Fund — Class C Shares

Current Name	Prior Name

Undiscovered Managers Behavioral Growth Fund — Class C Shares	Undiscovered Managers Behavioral Growth Fund — Class C Shares
Undiscovered Managers Behavioral Value Fund — Class C Shares	Undiscovered Managers Behavioral Value Fund — Class C Shares
JPMorgan Realty Income Fund — Class C Shares	Undiscovered Managers REIT Fund — Class C Shares
JPMorgan Intrepid Mid Cap Fund — Class C Shares	One Group Diversified Mid Cap Fund — Class C Shares and JPMorgan Diversified Mid Cap Fund — Class C Shares
JPMorgan Equity Income Fund — Class C Shares	One Group Equity Income — Class C Shares
JPMorgan Equity Index Fund — Class C Shares	One Group Equity Index Fund — Class C Shares
JPMorgan International Equity Index Fund — Class C Shares	One Group International Equity Index Fund — Class C Shares
JPMorgan Large Cap Growth Fund — Class C Shares	One Group Large Cap Growth Fund — Class C Shares
JPMorgan Large Cap Value Fund — Class C Shares	One Group Large Cap Value Fund — Class C Shares
JPMorgan Market Expansion Index Fund — Class C Shares	One Group Market Expansion Index Fund — Class C Shares
JPMorgan Multi-Cap Market Neutral Fund — Class C Shares	One Group Market Neutral Fund — Class C Shares
JPMorgan Diversified Mid Cap Growth Fund — Class C Shares	One Group Mid Cap Growth Fund — Class C Shares
JPMorgan Diversified Mid Cap Value Fund — Class C Shares	One Group Mid Cap Value Fund — Class C Shares
JPMorgan U.S. Real Estate Fund — Class C Shares	One Group Real Estate Fund — Class C Shares
JPMorgan Small Cap Growth Fund — Class C Shares	One Group Small Cap Growth Fund — Class C Shares
JPMorgan Small Cap Value Fund — Class C Shares	One Group Small Cap Value Fund — Class C Shares
JPMorgan Value Advantage Fund — Class C Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund — Class C Shares	N/A
JPMorgan Micro Cap Fund — Class C Shares	N/A
Highbridge Statistical Market Neutral Fund — Class C Shares
JPMorgan Intrepid Long/Short Fund — Class C Shares	N/A
JPMorgan Strategic Small Cap Value Fund — Class C Shares	N/A
JPMorgan International Realty Fund — Class C Shares	N/A
JPMorgan China Region Fund — Class C Shares	N/A
JPMorgan Global Focus Fund — Class C Shares	N/A
JPMorgan Strategic Appreciation Fund —Class C Shares	JPMorgan Global Strategic Appreciation Fund —Class C Shares
JPMorgan Strategic Preservation Fund —Class C Shares	JPMorgan Global Strategic Preservation Fund —Class C Shares
JPMorgan India Fund — Class C Shares	N/A
JPMorgan Latin America Fund — Class C Shares	N/A
JPMorgan Russia Fund — Class C Shares	N/A
JPMorgan Value Discovery Fund — Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name

JPMorgan Bond Fund — Class C Shares	JPMorgan Bond Fund — Class C Shares
JPMorgan California Tax Free Bond Fund — Class C Shares	JPMorgan California Bond Fund — Class C Shares
JPMorgan Emerging Markets Debt Fund — Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund — Class C Shares
JPMorgan Strategic Income Fund — Class C Shares	JPMorgan Global Strategic Income Fund — Class C Shares (name effective until 6/16/06)
JPMorgan Intermediate Tax Free Bond Fund — Class C Shares	JPMorgan Intermediate Tax Free Income Fund — Class C Shares
JPMorgan New York Tax Free Bond Fund — Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class C Shares
JPMorgan Arizona Municipal Bond Fund — Class C Shares	One Group Arizona Municipal Bond Fund — Class C Shares
JPMorgan Core Bond Fund — Class C Shares	One Group Bond Fund — Class C Shares
JPMorgan Government Bond Fund — Class C Shares	One Group Government Bond Fund — Class C Shares
JPMorgan High Yield Bond Fund — Class C Shares	One Group High Yield Bond Fund — Class C Shares
JPMorgan Core Plus Bond Fund — Class C Shares	One Group Income Bond Fund — Class C Shares
JPMorgan Intermediate Bond Fund — Class C Shares	One Group Intermediate Bond Fund — Class C Shares
JPMorgan Kentucky Municipal Bond Fund-Class C Shares	One Group Kentucky Municipal Bond Fund-Class C Shares
JPMorgan Louisiana Municipal Bond Fund — Class C Shares	One Group Louisiana Municipal Bond Fund — Class C Shares
JPMorgan Michigan Municipal Bond Fund — Class C Shares	One Group Michigan Municipal Bond Fund — Class C Shares
JPMorgan Municipal Income Fund— Class C Shares	One Group Municipal Income Fund— Class C Shares
JPMorgan Ohio Municipal Bond Fund — Class C Shares	One Group Ohio Municipal Bond Fund — Class C Shares
JPMorgan Short Duration Bond Fund - Class C Shares	One Group Short-Term Bond Fund - Class C Shares
JPMorgan Short Term Municipal Bond Fund - Class C Shares	One Group Short-Term Municipal Bond Fund - Class C Shares
JPMorgan Tax Free Bond Fund — Class C Shares	One Group Tax-Free Bond Fund — Class C Shares
JPMorgan Treasury & Agency Fund — Class C Shares	One Group Treasury & Agency Fund — Class C Shares
JPMorgan Ultra Short Duration Bond Fund - Class C Shares	One Group Ultra Short-Term Bond Fund - Class C Shares and JPMorgan Ultra Short Term Bond Fund — Class C Shares (name effective until 7/1/06)
JPMorgan West Virginia Municipal Bond Fund — Class C Shares	One Group West Virginia Municipal Bond Fund — Class C Shares
JPMorgan Tax Aware Real Return Fund — Class C Shares	N/A
JPMorgan Real Return Fund — Class C Shares	N/A
JPMorgan International Currency Income Fund — Class C Shares	N/A
JPMorgan Income Builder Fund — Class C Shares	JPMorgan World Income Builder Fund — Class C Shares
JPMorgan Tax Aware High Income Fund — Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Investor Funds

Current Name	Prior Name

JPMorgan Investor Balanced Fund — Class C Shares	One Group Investor Balanced Fund — Class C Shares
JPMorgan Investor Conservative Growth Fund — Class C Shares	One Group Investor Conservative Growth Fund — Class C Shares
JPMorgan Investor Growth & Income Fund — Class C Shares	One Group Investor Growth & Income Fund — Class C Shares
JPMorgan Investor Growth Fund — Class C Shares	One Group Investor Growth Fund — Class C Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name

JPMorgan SmartRetirement Income Fund — Class C Shares	N/A
JPMorgan SmartRetirement 2010 Fund — Class C Shares	N/A
JPMorgan SmartRetirement 2015 Fund — Class C Shares	N/A
JPMorgan SmartRetirement 2020 Fund — Class C Shares	N/A
JPMorgan SmartRetirement 2025 Fund — Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement 2030 Fund — Class C Shares	N/A
JPMorgan SmartRetirement 2035 Fund — Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement 2040 Fund — Class C Shares	N/A
JPMorgan SmartRetirement 2045 Fund — Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement 2050 Fund — Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:

Name:

Title: